EIGHTEENTH AMENDMENT
TO LOAN AND SECURITY AGREEMENT

This Eighteenth Amendment to Loan and Security Agreement (this “Amendment”) is entered into this 20th day of February, 2025, by and among (a) KATAPULT SPV-1 LLC, a Delaware limited liability company (“Borrower”), (b) KATAPULT GROUP, INC., a Delaware corporation (“Holdings”), (c) KATAPULT HOLDINGS, INC., a Delaware corporation (“Parent Entity”), (d) MIDTOWN MADISON MANAGEMENT LLC, a Delaware limited liability company, as administrative, payment and collateral agent for each of the Lenders (in such capacities, “Agent”) and (e) each of the Lenders party hereto.
RECITALS

A.    Borrower, Holdings, Parent Entity (as joined by that certain Ninth Amendment and Joinder described below), Agent and Lenders have entered into that certain Loan and Security Agreement, dated as of May 14, 2019, as amended by that certain First Amendment to Loan and Security Agreement, dated as of June 14, 2019, as amended by that certain Second Amendment to Loan and Security Agreement, dated as of November 8, 2019, as amended by that certain Third Amendment to Loan and Security Agreement, dated as of November 20, 2019, as amended by that certain Fourth Amendment to Loan and Security Agreement, dated as of December 16, 2019, as amended by that certain Fifth Amendment to Loan and Security Agreement, dated as of April 3, 2020, as amended by that certain Sixth Amendment to Loan and Security Agreement, dated as of April 29, 2020, as amended by that certain Seventh Amendment to Loan and Security Agreement, dated as of May 6, 2020, as further amended by that certain Eighth Amendment to Loan and Security Agreement, dated as of September 28, 2020, as further amended by that certain Ninth Amendment and Joinder to Loan and Security Agreement, dated as of December 4, 2020, as further amended by that certain Tenth Amendment to Loan and Security Agreement, dated as of January 13, 2021, as further amended by that certain Eleventh Amendment to Loan and Security Agreement, dated as of July 1, 2021, as further amended by that certain Twelfth Amendment to Loan and Security Agreement, dated as of December 15, 2021, as further amended by that certain Thirteenth Amendment to Loan and Security Agreement, dated as of March 14, 2022, as further amended by that certain Fourteenth Amendment to Loan and Security Agreement, dated as of May 9, 2022, as amended by that certain Fifteenth Amendment to Loan and Security Agreement, dated as of March 6, 2023, as further amended by that certain Limited Waiver and Sixteenth Amendment to Loan and Security Agreement, dated as of April 23, 2024 and as further amended by that certain Seventeenth Amendment to Loan and Security Agreement, dated as of November 21, 2024 (as heretofore and as may be hereafter further amended, modified, restated, amended or restated from time to time the “Loan Agreement”).

B.    Holdings, Parent Entity and Agent have entered into that certain Corporate Guaranty and Security Agreement, dated as of December 4, 2020, (as heretofore and as may be hereafter further amended, modified, restated, amended or restated from time to time the “Corporate Guaranty”).

C.     Agent, Borrower, Holdings, Parent Entity and each Lender have agreed to execute this Amendment for the purpose of effectuating the matters set forth herein on the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.    Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement as amended by this Amendment (the “Loan Agreement”).

2.    Amendments and Limited Waiver to Loan Agreement.

2.1    Effective as of the date hereof, the definition of “Liquidity” set forth in Section 1.1 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

“Liquidity” shall mean, as of any date of determination, the sum of the amount of (x) unrestricted cash and Cash Equivalents on hand of Parent Entity and its Subsidiaries as of such date and (y) cash held in the Marqeta Account as of such date; provided that any funds held in the Total Advance Rate Reserve Account shall not be included in the calculation of Liquidity.

2.2    Effective as of the date hereof, Section 1.1 of the Loan Agreement is hereby amended to add a definition of “Marqeta Account” to read in its entirety as follows:

“Marqeta Account” shall mean a bank account of Marqeta Inc. or one of its Affiliates (collectively, “Marqeta”) into which Parent Entity makes payments to satisfy Parent Entity’s minimum balance obligation and to fund additional amounts to purchase Inventory leased under virtual “KPay” Leases, in each pursuant to or in connection with Parent Entity’s virtual credit card program with Marqeta.

2.3    Effective as of the date hereof, Section 6.19(b) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

“(b) Liquidity. Parent Entity agrees that it shall not permit Liquidity to be less than (x) $7,000,000 as of any date of determination on or before December 31, 2024, and (y) $10,000,000 as of any date of determination thereafter.”

2.4    Effective as of the date hereof, Section 6.19(c) of the Loan Agreement is hereby amended to delete the reference to “December 31, 2024” therein and replace such reference with “March 31, 2025”.

2.5    Subject to satisfaction of the conditions set forth in Section 5, each of the Agent and each Lender party hereto hereby waives any Default or Event of Default arising from any Borrowing Base Certificate delivered prior to the date hereof not being true and correct when delivered and the failure of any representation and warranty made by the Borrower under Section 4.2(a) of the Loan Agreement to the effect that after giving effect to any requested Revolving Advance, the aggregate outstanding principal amount of Advances under the Loan does not exceed the Borrowing Base as of the date of such Revolving Advance (the “Waiver”).

3.    Limited Effect of Amendment.

3.1    Except as expressly provided in Section 2.5 hereof, nothing contained herein shall be construed as a consent or waiver of any past, present or future violation of the Loan Agreement, the other Loan Documents or any other related document, or shall, directly or indirectly in any way whatsoever either: (i) impair, prejudice or otherwise adversely affect Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Agreement, any other Loan Document or any other related document (all of which rights are hereby expressly reserved by Agent and the Lenders), (ii) amend or alter any provision of the Loan Agreement, any other Loan Document or any other related document, (iii) constitute any course of dealing or other basis for altering any obligation of Borrower, Holdings, Parent Entity or any of their respective Affiliates or any right, privilege or remedy of Agent or any Lender under the Loan Agreement, any other Loan Document or any other related document or (iv) constitute any consent (deemed or express) by Agent or any Lender to any prior, existing or future violations of the Loan Agreement, any other Loan Document or any other related document. There are no oral agreements among the parties hereto, and no prior or future discussions or representations regarding the subject matter hereof shall constitute a waiver of any past, present or future violation of the Loan Agreement, any other Loan Document or any other related document.

3.2    This Amendment shall be construed in connection with and as part of the Loan Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Agreement, as amended by this Amendment, are hereby ratified and confirmed and shall remain in full force and effect.

4.    Representations and Warranties and Covenants. To induce Agent and Lenders to enter into this Amendment, Borrower, Holdings and Parent Entity, jointly and severally, hereby represent and warrant to Agent and each Lender as follows:

4.1    Immediately after giving effect to this Amendment (including the Waiver) (a) the representations and warranties contained in the Loan Agreement are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Regulatory Trigger Event, Default Trigger Event, First Payment Default Trigger Event, Default or Event of Default has occurred and is continuing;

4.2    Each of Borrower, Holdings and Parent Entity has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement;

4.3    The execution and delivery by Borrower, Holdings and Parent Entity of this Amendment and the performance by Borrower, Holdings and Parent Entity of their respective obligations under the Loan Agreement have been duly authorized by all requisite action of such parties and have been duly executed and delivered by such parties;

4.4    The execution and delivery by Borrower, Holdings and Parent Entity of this Amendment and the performance by Borrower, Holdings and Parent Entity of their obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, Holdings or Parent Entity, except as already have been obtained or made; and

4.5    This Amendment has been duly executed and delivered by each of Borrower, Holdings and Parent Entity and is the binding obligation of each of Borrower, Holdings and Parent Entity, enforceable against each of Borrower, Holdings and Parent Entity in accordance with its terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar law affecting the enforceability of creditors’ rights generally and to the effect of general principles of equity (whether in a proceeding at law or in equity).

5.    Conditions Precedent to Effectiveness of Amendment Against Agent and Lenders. This Amendment shall not be effective against Agent or any Lender unless and until each of the following conditions shall have been satisfied as of the date hereof, in Agent’s sole discretion:

5.1    Agent shall have received this Amendment, duly executed by Borrower, Holdings and Parent Entity;

5.2    Agent shall have received such additional documents, instruments and information as Agent may request;

5.3    Borrower shall have paid to Agent, on behalf of itself and the Lenders, all fees, costs and expenses due and owing to Agent and the Lenders as of the date hereof; and
5.4    After giving effect to this Amendment, no Regulatory Trigger Event, Default Trigger Event, First Payment Default Trigger Event, Default or Event of Default has occurred and is continuing.

6.    Integration. This Amendment and the Loan Agreement represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties and negotiations between the parties about the subject matter of this Amendment and the Loan Agreement merge into this Amendment and the Loan Agreement.

7.    Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Signature pages delivered by facsimile or other electronic means shall have the same effect as manually executed signature pages. The words “execution,” “executed,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature.

8.    Release. BORROWER, HOLDINGS AND PARENT ENTITY, TOGETHER WITH THEIR RESPECTIVE PARENTS, DIVISIONS, SUBSIDIARIES, AFFILIATES, MEMBERS, MANAGERS, PARTICIPANTS, PREDECESSORS, SUCCESSORS, AND ASSIGNS, AND EACH OF ITS CURRENT AND FORMER DIRECTORS, OFFICERS, SHAREHOLDERS, MEMBERS, MANAGERS, PARTNERS, AGENTS, AND EMPLOYEES, AND EACH OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, HEIRS, AND ASSIGNS (INDIVIDUALLY AND COLLECTIVELY, “RELEASORS”) HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER WAIVES AND DISCHARGES AGENT AND EACH LENDER AND THEIR RESPECTIVE PARENTS, DIVISIONS, SUBSIDIARIES, AFFILIATES, MEMBERS, MANAGERS, PARTICIPANTS, PREDECESSORS, SUCCESSORS, AND ASSIGNS, AND EACH OF ITS CURRENT AND FORMER DIRECTORS, OFFICERS, SHAREHOLDERS, MEMBERS, MANAGERS, PARTNERS, ATTORNEYS, AGENTS, AND EMPLOYEES, AND EACH OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, HEIRS, AND ASSIGNS (INDIVIDUALLY AND COLLECTIVELY, THE “RELEASED PARTIES”) FROM ALL POSSIBLE CLAIMS, COUNTERCLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES AND LIABILITIES WHATSOEVER, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT OR CONDITIONAL, OR AT LAW OR IN EQUITY, IN ANY CASE ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE HEREOF THAT ANY OF THE RELEASORS MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES (OR ANY OF THEM), IF ANY, IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, INCLUDING WITHOUT LIMITATION ARISING DIRECTLY OR INDIRECTLY FROM THE LOAN AGREEMENT, THE LOAN DOCUMENTS, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN DOCUMENTS AND/OR NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT OR THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE. EACH OF THE RELEASORS WAIVES THE BENEFITS OF ANY LAW, WHICH MAY PROVIDE IN SUBSTANCE: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN ITS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY IT MUST HAVE MATERIALLY AFFECTED ITS SETTLEMENT WITH THE DEBTOR.” EACH OF THE RELEASORS UNDERSTANDS THAT THE FACTS WHICH IT BELIEVES TO BE TRUE AT THE TIME OF MAKING THE RELEASE PROVIDED FOR HEREIN MAY LATER

TURN OUT TO BE DIFFERENT THAN IT NOW BELIEVES, AND THAT INFORMATION WHICH IS NOT NOW KNOWN OR SUSPECTED MAY LATER BE DISCOVERED. EACH OF THE RELEASORS ACCEPTS THIS POSSIBILITY, AND EACH OF THEM ASSUMES THE RISK OF THE FACTS TURNING OUT TO BE DIFFERENT AND NEW INFORMATION BEING DISCOVERED; AND EACH OF THEM FURTHER AGREES THAT THE RELEASE PROVIDED FOR HEREIN SHALL IN ALL RESPECTS CONTINUE TO BE EFFECTIVE AND NOT SUBJECT TO TERMINATION OR RESCISSION BECAUSE OF ANY DIFFERENCE IN SUCH FACTS OR ANY NEW INFORMATION. RELEASORS AGREE THAT (I) THE COMMENCEMENT OF ANY LITIGATION OR LEGAL PROCEEDINGS BY ANY RELEASOR OR ANY OF THEIR RESPECTIVE AFFILIATES AGAINST ANY RELEASED PARTY WITH RESPECT TO ANY CLAIMS, COUNTERCLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES AND LIABILITIES RELEASED HEREBY, PURPORTED TO BE RELEASED HEREBY OR ARISING ON OR BEFORE THE DATE HEREOF, AND/OR (II) THE COMMENCEMENT OF ANY CLAIM, INITIATION OR COMMENCEMENT OF ANY CLAIM OR PROCEEDING IN FAVOR OF, THROUGH OR BY ANY RELEASOR WHICH ALLEGES THAT THE RELEASE HEREIN IS INVALID OR UNENFORCEABLE IN ANY RESPECT, SHALL, IN EACH CASE, CONSTITUTE AN IMMEDIATE EVENT OF DEFAULT.

9.    Waiver of Compliance with Article 9 of UCC. To the extent not prohibited by applicable law, each of Borrower, Holdings and Parent Entity: (a) waives its right to receive notice under, and any other rights in respect to, Sections 9-611, 9-620(e), 9-621 and 9-623 of the UCC following the occurrence and during the continuance of an Event of Default; (b) waives any right to object to the sale, transfer, conveyance or surrender of the Collateral following the occurrence and during the continuance of an Event of Default; (c) waives any obligation of Agent to dispose of the Collateral under the UCC or otherwise following the occurrence and during the continuance of an Event of Default; (d) waives any other right, whether legal or equitable, which Borrower, Holdings or Parent Entity may possess in and to the Collateral following the occurrence and during the continuance of an Event of Default; (e) agrees that the transactions contemplated herein have been effected and negotiated in a commercially reasonable manner; and (f) agrees that Agent and each Lender has acted in, and has effected and negotiated the transactions contemplated herein, in good faith. Each of Borrower, Holdings and Parent Entity acknowledges and agrees that the waivers set forth in this Section 9 and elsewhere in this Agreement constitute material consideration for the agreement of Agent and the Lenders to execute, deliver and accept this Agreement.

[Signature page follows.]

IN WITNESS WHEREOF, this Amendment is being executed as of the date first written above.

BORROWER:

KATAPULT SPV-1 LLC

By: /s/ Orlando Zayas
Name: Orlando Zayas
Title: Chief Executive Officer

Address:
c/o Katapult Holdings, Inc.
5360 Legacy Drive
Building 2, Ste. 135
Plano, TX 75024

HOLDINGS:

KATAPULT GROUP, INC.

By: /s/ Orlando Zayas
Name: Orlando Zayas
Title: Chief Executive Officer

Address:
c/o Katapult Holdings, Inc.
5360 Legacy Drive
Building 2, Ste. 135
Plano, TX 75024

PARENT ENTITY:

Katapult Holdings, Inc.

By: /s/ Orlando Zayas
Name: Orlando Zayas
Title: Chief Executive Officer

Address:
c/o Katapult Holdings, Inc.
5360 Legacy Drive
Building 2, Ste. 135
Plano, TX 75024

AGENT:

MIDTOWN MADISON MANAGEMENT LLC

By: /s/ David Aidi
Name: David Aidi
Title: Authorized Signatory

CLASS A LENDERS:

ATALAYA Special Opportunities Fund VII LP

By: /s/ David Aidi
Name: David Aidi
Title: Authorized Signatory

BLUE OWL ASSET Income Fund IV LP

By: /s/ David Aidi
Name: David Aidi
Title: Authorized Signatory

BLUE OWL ASSET Income Fund (Cayman) IV LP

By: /s/ David Aidi
Name: David Aidi
Title: Authorized Signatory

ATALAYA Special Opportunities Fund (Cayman) VII LP

By: /s/ David Aidi
Name: David Aidi
Title: Authorized Signatory

BLUE OWL Asset Income Fund V LP

By: /s/ David Aidi
Name: David Aidi
Title: Authorized Signatory

CLASS B LENDERS:

ATALAYA Special Opportunities Fund VII LP

By: /s/ David Aidi
Name: David Aidi
Title: Authorized Signatory

BLUE OWL ASSET INCOME FUND IV LP

By: /s/ David Aidi
Name: David Aidi
Title: Authorized Signatory

BLUE OWL ASSET INCOME FUND V LP

By: /s/ David Aidi
Name: David Aidi
Title: Authorized Signatory

ATALAYA Special Opportunities Fund (CAYMAN) VII LP

By: /s/ David Aidi
Name: David Aidi
Title: Authorized Signatory
BLUE OWL ASSET INCOME FUND (CAYMAN) IV LP

By: /s/ David Aidi
Name: David Aidi
Title: Authorized Signatory

BLUE OWL ASSET INCOME FUND (CAYMAN) V LP

By: /s/ David Aidi
Name: David Aidi
Title: Authorized Signatory